UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 13, 2023

NV5 GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware		001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road,	Suite 350
Hollywood,	Florida		33021
(Address of Principal Executive Offices)			(Zip Code)

(954) 495-2112
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2023, NV5 Global, Inc. (the “Company”) held its 2023 Annual Meeting of stockholders (the “Annual Meeting”). The following matters were considered:

1. Election of Directors

Stockholders elected all of the Company’s eight nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	For	Withhold	Broker Non-Vote
(1) Mr. Dickerson Wright	12,526,094	348,488	1,007,582
(2) Mr. Alexander A. Hockman	11,892,651	981,931	1,007,582
(3) Ms. MaryJo E. O'Brien	11,486,343	1,388,239	1,007,582
(4) Mr. William D. Pruitt	11,759,242	1,115,340	1,007,582
(5) Mr. Francois Tardan	12,698,365	176,217	1,007,582
(6) Ms. Laurie Conner	9,325,631	3,548,951	1,007,582
(7) Ms. Denise Dickins	11,938,456	936,126	1,007,582
(8) Mr. Brian C. Freckmann	12,705,777	168,805	1,007,582

2. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
13,727,673	130,139	24,352	—

3. Advisory Say-on-Pay Resolution

Stockholders approved the following resolution "RESOLVED," that the stockholders approve the compensation of the Company's named executive officers, as disclosed in the compensation tables and the related disclosure contained in the 2023 Proxy Statement set forth under the caption "Executive Compensation." The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
12,546,752	310,780	17,050	1,007,582

4. Approval of the NV5 Global, Inc. 2023 Equity Incentive Plan

Stockholders approved the NV5 Global, Inc. 2023 Equity Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
7,600,548	5,198,196	75,838	1,007,582

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2023

NV5 GLOBAL, INC.

By:	/s/ Richard Tong
Name: Title:	Richard Tong Executive Vice President and General Counsel